UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2026
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Ralliant Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

1-42633	99-5127620
(Commission File Number)	(IRS Employer Identification No.)

4114 Center at North Hills Street
Suite 400
Raleigh,	NC	27609
(Address of principal executive offices)		(Zip code)
(984) 375-7255
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	RAL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On May 12, 2026, Ralliant Corporation (the “Company”) entered into an accelerated share repurchase (“ASR”) program to repurchase an aggregate of $100 million of the outstanding shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) as part of the Company’s previously announced, Board-approved share repurchase authorization. The total number of shares ultimately repurchased under the ASR program will be determined upon final settlement and will be based on the average of the daily Rule 10b-18 volume-weighted average prices of the Common Stock during the term of the program. The ASR program is expected to be executed over the course of the second quarter of 2026 with final settlement to occur by the end of the second quarter.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. All statements other than historical factual information are forward-looking statements, including statements regarding the ASR program. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to the risks and uncertainties set forth under “Information Relating to Forward-Looking Statements and Risk Factor Summary,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026 and the Company’s Quarterly Report on Form 10-Q for the three months ended April 3, 2026 filed with the SEC on May 12, 2026. Forward-looking statements are not guarantees of future performance and actual results may differ materially from the results, developments and business decisions contemplated by the Company’s forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALLIANT CORPORATION

Date:	5/13/2026	By:	/s/ Teo Osben
Teo Osben
Chief Accounting Officer